AGREEMENT OF SALE

AGREEMENT OF SALE, made July 16, 1997, between Peter M. Saadeh, M.D. ("Saadeh"), a licensed New York physician ("Seller"), and SternCo Management, Inc., as authorized representative of Oak Tree Medical Systems, Inc., a Florida corporation located at 1601 Belvedere Road, Suite 500E, West Palm Beach, Florida 33406 ("Purchaser").

                                   WITNESSETH:

WHEREAS, Purchaser desires to acquire, and Seller desires to sell, the assets of the physical therapy and rehabilitation practice (the "Practice") owned and operated by Seller as a sole proprietorship upon the terms and conditions hereinafter set forth, and

WHEREAS, Peter Saadeh, M.D. is the owner of the Practice currently located at Suite 367, 5 World Trade Center, New York, New York, 10048, and

WHEREAS, Peter M. Saadeh, M.D. is the medical manager of the Practice.

NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1. AGREEMENT TO SELL. Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, all of the assets of the practice as noted herein.

2. THE ASSETS. It is the understanding of the parties that Seller is the owner of the following assets (the "Assets"):

        (a) the equipment, patient files, name and general assets described in Exhibit A-1 hereto and all similar equipment acquired or owned by the Practice on or before the closing date (the "General Assets");

        (b) the furniture, fixtures and improvements described in Exhibit A-2 hereto and all similar items acquired or owned by the Practice on or before the closing date (the "General Assets");

        (c)    the leases described in Exhibit A-3 hereto (the "Leases");

        (d) the equipment leases, contracts and agreements described in Exhibit A-4 hereto (the "Contracts");

        (e) the bank accounts, lines of credit and safe deposit boxes (including a list of the persons authorized to access the bank accounts and safe deposit boxes) described in Exhibit A-5 hereto (the "Bank Accounts and Boxes");





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Notwithstanding  anything  to the  contrary  contained  herein,  there  shall be excluded from the Assets, (i) all cash on hand and in Seller's bank accounts and
(ii) accounts receivable.

3. PURCHASE PRICE. The purchase price to be paid by Purchaser is Four Hundred Thousand Dollars ($400,000.00).

         A. The purchase price shall be paid as follows:

               (a) Seller hereby acknowledges receipt of Twenty-Five Thousand Dollars ($25,000.00) as a deposit made by Purchaser.

               (b) Upon the execution of this Agreement by Seller and Purchaser, Purchaser shall pay an additional Twenty-Five Thousand dollars ($25,000.00) to Seller.

               (c) Fifty Thousand Dollars ($50,000.00) at the Closing (or such other amount as may be mutually agreed upon by the parties prior to Closing).

               (d) Three Hundred Thousand Dollars ($300,000.00) at the Closing by giving Seller a Promissory Note (the "Note") payable over five (5) years, at eight percent (8%) simple interest per annum, payable quarterly, secured by the furniture, fixtures and equipment of the Practice (the "FF&E"), the form of which is attached as Exhibit B. IN NO CASE SHALL PURCHASER BE RESPONSIBLE FOR ANY INDEBTEDNESS OF SELLER OTHER THAN AS INDICATED HEREIN.

         B. The purchase price shall be allocated as described in Exhibit A-6 hereto.

         C. The Note shall be reduced in accordance with the formula set forth below:

               (i) if the Practice produces at least $1,100,000 in legitimate billings ("Billings") in the first year post-closing, then there shall be no offset against the Note; and

               (ii) if the Practice produces less than $1,100,000 in Billings in the first year post-closing, then there shall be an offset against the Note payments due to Seller, in the amount of $100,000.00, to be offset against the Note payments due to Seller in years 2-5, with an equal offset amount to be applied against each installment due under the Note in years 2-5.

        4. THE CLOSING. The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including the payment of the purchase price to Seller as provided in Article 3 hereof and the delivery of the closing documents provided for in Article 5 hereof. The closing shall be held at a location agreed upon by the parties and shall take place on or before July 31, 1997 (the "Closing Date").




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



        5. CLOSING DOCUMENTS. At the closing Seller shall execute and deliver to
Purchaser:

               (a)  an Assignment of the rights of the lessees under the Leases;

               (b) an opinion of Seller's counsel, Donald A. Anderson of 900 Hicksville Road, Massapequa, NY, 11758 dated as of the closing date, in form and substance satisfactory to Purchaser's counsel;

               (c)  Restrictive Covenant as enumerated in Article Ten (10);

               (d)  Seller's Performance Agreement;

               (e) statements executed by Seller, releasing and indemnifying Purchaser from any and all obligations and liabilities of Seller, other than those specifically assumed herein; and

               (f) such other instruments and information in form and substance satisfactory to Purchaser's counsel as may be necessary or proper to transfer to Purchaser good and marketable title to all other ownership interests in the Assets to be transferred under this agreement.

               (g) An opinion of Purchaser's counsel dated as of the Closing Date in form and substance satisfactory to Seller's counsel.

At the closing Seller shall deliver to Purchaser all keys for the businesses. If any keys for the businesses or Assets are held by employees or others, Seller shall identify such individuals, their addresses and their relationship to the Seller. Seller shall do all further acts and things as may be necessary, or reasonably requested by Purchaser, to consummate the transactions contemplated by this Agreement, including the acquisition of and possession of the Assets. Seller shall advise Purchaser of, and cause to be delivered to Purchaser, all applicable trade secrets and proprietary information pertaining to the Assets of the businesses.

At the closing Purchaser shall execute and deliver to Seller:

          (i) an Assumption of the obligations of the lessees under the Leases and Equipment Contracts;

          (ii) the Promissory Note and appropriate Security Agreement evidencing
               the  $300,000  debt  and  the  security   interest  in  the  FF&E
               guaranteed by Oak Tree Medical Systems, Inc.; and

          (iii)reciprocal documentation and Counsel's opinion as listed in subparagraphs (b), (e) and (g), above.

Except as expressly provided herein, Purchaser shall not be obligated to pay or perform any obligations or liabilities of Sellers including, without limitation, obligations or liabilities of Seller



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



to their creditors or any legal, accounting, brokerage or finder's fees or any taxes or other expenses in connection with this agreement or the consummation of the transactions contemplated hereby.

6. CLOSING ADJUSTMENTS. The following items shall be apportioned as of midnight of the day preceding the closing date:

               (a) rent, including any additional rent, under the Real Estate leases or Equipment leases;

               (b)    taxes and applicable common charges under the leases;

               (c)    water and sewer charges;

               (d)    utilities, as applicable; and

               (e)    employee salaries and benefits.

Any errors or omissions in computing apportionments shall be corrected after the Closing, with both parties fully cooperating.

7. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as follows:

               (a) Seller has full power and authority to own his assets and to conduct his business and the Practice as now carried on, and to carry out and perform his undertakings and obligations as provided herein. The execution and delivery by Seller of this Agreement and the consummation of the transactions contemplated herein do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Assets by reason of the provisions of any contract, lien, lease, agreement, instrument or judgment to which Seller is a party, or which are or purport to be binding upon Seller or which affect or purport to affect the Assets. No further action or approval, corporate or otherwise, is required in order to constitute this Agreement the binding and enforceable obligation of Seller.

               (b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any government or quasi-governmental agency commission, board, bureau or instrumentality, is necessary for Seller to constitute this agreement the binding and enforceable obligation of Seller or to consummate the transactions contemplated hereby.




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



               (c) Seller is the owner of and has good and marketable title to the Assets, free of all liens, claims and encumbrances, except as set forth herein.

               (d) There are no violations, potential claims of violations or questions of irregularity regarding any law or governmental rule or regulation pending or to the best of Seller's knowledge, threatened against Seller, or the Assets. Seller has complied with all laws and governmental rules and regulations applicable to the business or the Assets. Seller has duly notified all insurance carriers or third party payers of any suspected or known claims or potential claims which may be asserted against Seller or the Assets.

               (e) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Seller's knowledge, threatened against Seller, or the Assets. Neither Seller, nor the Assets are a party to, subject to or bound by any agreement or any judgment or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this agreement, or which could prevent the carrying out of the transactions provided for in this agreement, or which could prevent the use by Purchaser of the Assets or adversely affect the conduct of the Practice by Purchaser.

               (f) Seller has not entered into, and the Assets are not subject to, any: (i) written contract or agreement for the employment of any employee of the business; (ii) contract with any labor union or guild; (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or (iv) similar contract or agreement affecting or relating to the Assets.

               (g) At the time of the closing, there will be no (secured or unsecured) creditors of Seller, except for general business creditors or equipment lessors. General business creditors and equipment lessors are listed in Exhibit A-4 attached hereto. Except as set forth herein, Seller shall be liable for all other obligations incurred by Seller prior to closing.

               (h) The Lease or Sublease is in full force and effect and without any default by Seller thereunder. All copies of the Lease provided by Seller to Purchaser are true and complete copies of the original Lease.

               (i) All Contracts and Equipment Leases are in full force and effect and without any default by Seller or thereunder. All copies of the Contracts and Leases provided by Seller to Purchaser are true and complete copies of the original Contracts. Seller is not indebted under any executory Contracts or Leases, except as may be set forth in Exhibit A-4 hereto. All owned equipment is unsecured and debt-free.




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



               (j) Seller has filed each tax return, including without limitation all income, excise, property, capital gain, sales, franchise and license tax returns, required to be filed by Seller prior to the date hereof. Each such return is true, complete and correct, and Seller has paid all taxes, assessments and charges of any governmental authority required to be paid by them and have created reserves or made provision for all taxes accrued but not yet payable. No government is now asserting, or to Seller's knowledge threatening to assert, any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to Seller. Seller shall hold Purchaser harmless and indemnify Purchaser against all claims for taxes due from and owed by Seller.

               (k) The attached financial statements in Exhibit C are true and accurate. The financial statements fairly and correctly present the financial position of the Seller and will so represent such as of the date of closing. Seller's representations and warranties as to the financial condition of the business shall survive closing.

               (l) Compliance with law. Seller has not received any notice or notification from any court or governmental agency, authority or body that it is in violation of or not in compliance with any foreign or domestic (federal, state or local) laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those relating to occupational safety and health, employment discrimination, environmental protection and conservation) or that upon the passage of time it will be in violation of any of the foregoing. To the best knowledge of Seller, the conduct of business by Seller on the date hereof and as of the Closing Date does not and will not violate any foreign or domestic (federal, state or local) laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items in force on the date hereof that full compliance therewith would have a material adverse effect on the business, assets, condition (financial or otherwise) or prospects of Seller. There is no present or pending zoning or use restriction known to the Seller that adversely affects the Practice now conducted or presently proposed to be conducted by Seller.

               (m) The Medicare and Medicaid Programs. Seller is eligible to receive payment under Title XVIII of the Social Security Act as a Part B provider, under Title XI of such Act and the New York Medicaid State Plan. Seller has timely filed, in a complete and correct manner, all requisite claims and other reports required to be filed in connection with all state and federal Medicare and Medicaid programs due on or before the date hereof. There are no claims, actions, payment reviews, or appeals pending or to the best of Seller's knowledge, threatened before any commission, board or agency, including, without limitation, any intermediary or carrier, the Administrator of the Health Care Financing Administration, or the New York Department



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



                    of Health and rehabilitative Services or any other state or federal agency with respect to any Medicare or Medicaid claims filed on or before the Closing or Program compliance matters, which would adversely affect the Practice, the operation of the Practice or the consummation of the transactions contemplated hereby. No validation review or program integrity related to the Business (other than normal, routine reviews) has been conducted by any commission, board or agency in connection with the Medicare or Medicaid program, and no such reviews are scheduled, pending or, to the best of Seller's knowledge, threatened against the Practice, Dr. Saadeh or Seller or the consummation of the transactions contemplated hereby.

               (n) Fraud and Abuse. Neither Seller nor persons and entities providing professional services for the Practice have engaged in any activities which are prohibited under U.S.C. Sec. 1320a - 7b or the regulations promulgated thereunder pursuant to such statutes, or any other related state or local statutes and regulations, or which are prohibited by Rules of Professional Conduct, including but not limited to the following:

                    (a) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment;

                    (b) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or statement or representation of a material fact for use in determining rights to any benefit or payment;

                    (c) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its, his or her own behalf or on behalf of another, with intent to fraudulently secure such benefit or payment; and

                    (d) knowingly and willfully soliciting or receiving any remuneration, kickback, bribe or rebate, directly or indirectly, overtly or covertly, in cash or in kind, or offering to pay or receive such remuneration in return for (a) referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid, or (b) purchasing, leasing or ordering, or arranging for or recommending purchasing, leasing or ordering, any goods, facility, service or item for which payment may be made in whole or in part by Medicare or Medicaid.

               (o) Legal Compliance. To the best of Seller's knowledge, Seller and its respective employees and shareholders, including, but not limited to, Dr.



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                    Saadeh,  have  not  engaged  in  any  activities  which  are prohibited  under  Section  1320a  - 7B of  Title  42 of the
                    United   States   Code   or  the   regulations   promulgated
                    thereunder,   or  related   state  or  local   statutes   or
                    regulations,   or   which   are   prohibited   by  rules  of
                    professional conduct, including, but not limited to, the following: (i) knowing and willfully making or causing to be made any false statement or representation of a fact in any application for any benefit or payment; (ii) any failure by a claimant to disclose knowledge of the occurrence of any event affecting the initial or continued right to any benefit or payment on their own behalf or on behalf of another, with the intent to fraudulently secure such benefit or payment; and (iii) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind, or offering to any to receive such remuneration (a) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by the Medicare or Medicaid programs, or (b) in return for purchasing, leasing or ordering, or arranging for or recommending purchasing, leasing or ordering, any goods, facility, service or item for which payment may be made in whole or in part by the Medicare or Medicaid programs. To the best of Seller's knowledge, no physician or physical therapist currently employed by or acting as an independent contractor for Seller (a) has had his or her license to practice medicine in any jurisdiction denied, surrendered, limited, suspended, revoked or subject to probationary
                    conditions   or  is  subject  to  any  pending   proceedings
                    regarding  any of the  foregoing,  (b)  has  had  his or her
                    federal  or  state  Drug   Enforcement   Agency   controlled
                    substance authorization denied, revoked, suspended, reduced or not renewed or has been subject to institution of, or is subject to any pending, proceedings regarding any of the foregoing, (c) has had his or her membership in any local
                    state  or   national   medical   professional   society   or
                    organization revoked, suspended or not renewed or is subject to any pending proceedings regarding any of the foregoing,
                    (d) has received treatment for alcoholism, drug abuse, sexual misconduct or psychiatric disorders, or (e) has been the subject of administrative sanctions or been suspended from or lost eligibility for participating in Medicare, Medicaid or other governmental or non-governmental medical insurance programs, or is subject to any pending proceedings regarding any of the foregoing.

At the closing Seller shall execute and deliver an affidavit setting forth the above representations.

8. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller as follows:

        (a) Purchaser is a professional corporation organized under the laws of New York, and is duly qualified to do business in New York as a physical therapy practice



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               and as a physical medicine practice. Purchaser has full power and
               authority  to  carry  out  and  perform  its   undertakings   and
               obligations  as provided  herein.  The  execution and delivery by
               Purchaser  of  this  Agreement  and  the   consummation   of  the
               transaction contemplated herein have been duly authorized by the Board of Directors of Purchaser and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Purchaser. No further action or approval, corporate or otherwise, is required in order to constitute this Agreement the binding and enforceable obligation of Purchaser.

        (b) No action, approval, consent or authorization, including, without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Purchaser to constitute this Agreement the binding and enforceable obligation of Purchaser or to consummate the transactions contemplated hereby.

9. CONDITIONS TO CLOSING. The obligations of Purchaser to Close hereunder are subject of the following conditions:

        (a) All of the terms, covenants and conditions to be complied with or performed by Seller under this Agreement on or before the Closing shall have been complied with or performed in all material respects.

        (b)    All  representations  or  warranties of Seller herein are true in
               all   material   respects   as  of   the   Closing   Date.   Such
               representations and warranties shall also survive Closing.

        (c) The results of a financial audit shall be satisfactory, as required by Purchaser.

        (d) All Assets shall be in good working order, as applicable, and have been calibrated within the past twelve (12) months.

        (e) On the Closing Date, there shall be no liens or encumbrances against the Assets.

        (f) The Practice has been conducted only in the ordinary course of business. No contracts or purchase agreements/orders will have been entered into, other than in the ordinary course of business. No expenditures or credit purchase will be made by Seller other than in the ordinary course of business.

        (g) Seller, and his representatives, and advisors will supply, upon request by Purchaser and its representatives, such pertinent information as may be required by Purchaser in order to conduct its due diligence survey of Seller. It is agreed that any documents or information provided hereunder shall be kept in full and complete confidence.

        (h)    Peter B. Saadeh,  M.D.  will agree to be employed by Purchaser as
               evidenced  by  an  Employment   Agreement   satisfactory  to  the
               Purchaser to be signed at Closing



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



               (or thereafter as agreed to by the parties), whereby Saadeh will serve as a medical practitioner of the purchased facility. Such employment term shall be a minimum of six months.

        (i) Ginette Saadeh will be employed by Purchaser on terms satisfactory to the Purchaser as an Assistant Practice Manager, at a salary of $50,000 per annum for six (6) months or as mutually agreed upon consistent with fair market rates, as evidenced by an Employment Agreement to be signed at closing (or thereafter as agreed to by the parties).

        (j) Purchaser shall secure a satisfactory Lease Agreement for the Practice for a term of at least four (4) years.

        (k) The Board of Directors of the Purchaser will have reviewed the transaction and the deal documents and deemed them to be satisfactory.

        (l) All Schedules and Exhibits shall have been completed by Seller and deemed satisfactory by Purchaser.

If this Agreement is terminated because any of the above have not been satisfied, which each party shall the right to do, Seller shall return any payments or deposits made by Purchaser on account of the purchase price, whereupon all rights of Purchaser hereunder and to the Practice shall terminate, and neither Seller nor Purchaser shall have any further claim against the other hereunder.


10. RESTRICTIVE COVENANT NOT TO COMPETE. Except as set forth in Schedule 10, Seller will not, for a period of four (4) years from the date of closing, either directly or indirectly, engage in the practice of physical medicine or physical therapy or related services, within lower Westchester County, NY (up to and including latitude of White Plains, NY), Fairfield County, CT and within a ten (10) mile radius of Seller's current address as listed herein. Seller shall execute at Closing, such documents as will evidence this surviving provision. To the extent a court of competent jurisdiction determines this provision to be excessively restrictive, the parties agree to abide by any modification acceptable to such court.

11. INDEMNIFICATION. Each party hereto shall indemnify and hold the other parties harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, incurred or required to be paid by such other parties by reason of any breach or failure of observance or performance of any representation, warranty, covenant or other provision (including lists and Exhibits) of this agreement by such party. Seller shall indemnify and hold Purchaser harmless against all actions, suits, proceedings, judgments, costs and expenses incurred by or levied against Purchaser, due to Seller's prior acts, omissions, negligence or other wrongful conduct, or the operation of the Practice prior to Closing. Purchaser shall indemnify and hold Seller harmless against all actions, suits, proceedings, judgments, costs and expenses incurred by or levied against



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



     Seller, due to Purchaser's acts, omissions, negligence or other wrongful conduct, or the operation of the Practice after Closing.

12. RISK OF LOSS. The risk of loss to the Assets of the business and the Practice, until Closing is assumed and shall be borne by Seller. Seller agrees to keep all of his Assets fully insured against any loss, either by fire, theft or casualty, to the date of Closing. In the event that prior to Closing such Assets are totally or substantially damaged by reason of fire, theft, casualty, or breakage, Seller will repair or replace such Assets at or prior to Closing or Purchaser may, in its sole discretion terminate the within transaction. In such case, all money heretofore deposited with Seller or Seller's representative shall be refunded to Purchaser and the parties shall be released from any further liability hereunder. If the Purchaser elects to consummate this transaction despite such loss or damage, it may do so by paying the purchaser price set forth herein, reduced by any insurance proceeds received by Seller.

13. BROKERAGE. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement other than Gary Weissen. Seller shall be solely responsible for and shall pay at closing all commission, fees, expenses and charges due or owing to the Broker in connection with this transaction, pursuant to a separate agreement between the Seller and Broker. Seller shall indemnify, defend and hold Purchaser harmless from and against any loss, cost, expense, claim or liability (including, without limitation, reasonable attorney's fees) arising under or in respect of any claim by any person or entity for any commission, fee or expense in respect of the transaction contemplated by this Agreement. The provisions of this Article shall survive the expiration, termination or cancellation of this Agreement, but shall not be construed as a covenant for the benefit of any third party.

14. NOTICES. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by registered or certified mail, return receipt requested, with postage prepaid, to Seller's Attorney, Donald A. Anderson, 900 Hicksville Road, Massapequa, NY, 11758, and to Buyer's attorney. The respective attorneys for the parties hereby are authorized to give notice required or permitted hereunder and to agree to adjustments of the closing.

15. SURVIVAL. The representations, warranties and covenants contained herein or in any document, instrument, certificate or schedule furnished in connection herewith shall survive the delivery of me Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing.

16. FURTHER ASSURANCES. In connection with the transactions contemplated by this Agreement, the parties agree to execute and deliver such further instruments and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this Agreement.




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



17. CHANGES MUST BE IN WRITING. No delay or omission by either Seller or Purchaser in exercising any right shall operate as a waiver of such right or any other right. This Agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

18. CAPTIONS AND EXHIBITS. The captions in this Agreement are for convenience only and are not to be considered in construing this Agreement. The Exhibits annexed to this Agreement are an integral part of this Agreement, and where there is any reference to this Agreement, it shall be deemed to include said Exhibits.

19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

21. CANCELLATION. Purchaser reserves the right to cancel this Agreement at any time prior to Closing, without penalty, if any negative disclosure is discovered regarding Sellers, or the Assets, which would materially affect the value of Assets. Purchaser's right to cancel under this provision shall be null and void subsequent to actual closing.

22. CONFIDENTIALITY. Each party acknowledges and agrees that any information or data it has acquired from the other party, not otherwise properly in the public domain, was received in confidence. Each party hereto agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement (including conducting due diligence or notifying a party's lender) or use to detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof, including any trade or business secrets of the disclosing party and any technical or business materials that are treated by the disclosing party as confidential or proprietary, including without limitation information (whether in written, oral or machine readable form) concerning: general business operations: methods of doing business, servicing clients, client relations, and of pricing and making charge for services and products; financial information, including costs, profits and sales; marketing strategies; business forms developed by or for the disclosing party; names of suppliers, personnel, clients and potential clients; negotiations or other business contacts with suppliers, personnel, clients and potential clients; form and content of bids, proposals and contracts; the disclosing party's internal reporting methods; technical and business data and documentation software programs, however embodied; diagnostic techniques; and information obtained by or given to the disclosing party about or belonging to third parties.

23. ARBITRATION. In the event of any dispute arising out of or related to this Agreement, such dispute shall be resolved by arbitration in New York, New York, under the rules of the American Arbitration Association then obtaining.



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




24. OFFSET PROVISIONS. Notwithstanding any other provisions of this Agreement or any other agreement referenced herein or contemplated hereby, in the event Seller becomes obligated to pay sums to Purchaser or any of the documents or agreements referenced herein or contemplated hereby (whether as a result of indemnity, breach of contract or otherwise), Purchaser shall be entitled to, and shall have the right to, reduce and offset payments due pursuant to this Agreement or any of the documents or agreements referenced herein or contemplated hereby.

25. ADJUSTMENT OF PURCHASE PRICE. The purchase price shall be adjusted on the Closing Date (i) to reduce the purchase price by the amount allocated to any damaged or destroyed Assets; (ii) to account for a proration of personal property taxes on the Assets and for any deposits held by Seller on the Closing Date; and (iii) to pay the Seller the amount of any utility, rental and similar deports of Seller held by others that are transferred to Purchaser. Three (3) business days prior to the Closing Date, Seller will provide Purchaser with a statement of adjustments showing all proposed adjustments to the purchase price, which statement of adjustments will include all reasonable back up documentation for the proposed adjustments. Purchaser and Seller will work to finalize all required adjustments prior to the Closing Date. Nothing in this Section shall limit the rights to terminate this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.

                                    SELLER:

                                    By:   /s/ PETER B. SAADEH
                                        ------------------------------------
                                           Peter B. Saadeh, M.D.


                                    PURCHASER:

                                    STERNCO MANAGEMENT, INC.
                                    As authorized representative of Oak Tree
                                    Medical Systems, Inc.


                                    By:   /s/ FRED STERNBERG
                                        ------------------------------------
                                    Name: Fred Sternberg
                                    Title: President


                                    By:   /s/ GARY DANZIGER
                                        ------------------------------------
                                           Gary Danziger
                                           Secretary
                                           Oak Tree Medical Practice, P.C.




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